EXHIBIT 10.6

                PROMISSORY NOTE TO BEN KIRK DATED MARCH 31, 2005







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                                 PROMISSORY NOTE



CDN$5,000.00                                                      MARCH 31, 2005
                                                     VANCOUVER, BRITISH COLUMBIA



For value received, BRAVO RESOURCES LTD. ("Maker") promises to pay to the order of BEN KIRK, the sum of FIVE THOUSAND DOLLARS (Cdn$5,000.00), with interest to accrue at the rate of THREE AND ONE-HALF PERCENT (3.5%) from the date of each advance as set forth below until this Note is paid in full:

        --------------------------------------------------------------
               DATE OF ADVANCE                 AMOUNT OF ADVANCE
        --------------------------------------------------------------
                May 21, 2004                     Cdn.$3,000.00
        --------------------------------------------------------------
                May 28, 2004                    Cdn.$2,000.00
        --------------------------------------------------------------

This Note shall be due as to each advance two (2) years from the date of such advance, but in no event later than May 28, 2006.

Maker may prepay this Note at any time without penalty.

Payment of this Note is not secured.

Should legal proceedings be necessary to enforce the payment of this Note, Maker shall be liable for all costs of collection, including attorneys' fees.

"Maker"
BRAVO RESOURCES LTD.


By:      /s/ DANIEL SAVINO
   ------------------------------------
         Daniel Savino, President